EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL

OFFICER

 I, Steven L. White, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of United Restaurant Management, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of United Restaurant Management, Inc.

Date:  November 14, 2008

By: /s/ Steven L. White

Steven L. White, President

Chief Executive Officer and

Principal Accounting Officer